Exhibit 10.3

Information identified by "[***]" has been excluded from this exhibit pursuant to Item 601(b)(10) of Regulation S-K because it is both not material would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT NO. 4 TO MASTER LEASE AND SECURITY AGREEMENT
(Update of Amendment No. 2 to Master Lease and Security Agreement)

THIS AMENDMENT NO. 4 TO MASTER LEASE AND SECURITY AGREEMENT (hereinafter, this “Amendment”) is to be effective as of September 26, 2019 (the “Amendment Date”), by and between each of the signatories hereto identified as Landlord (individually and collectively, “Landlord”), and each of the signatories hereto identified as Tenant (individually and collectively, “Tenant”).
RECITALS
A.Landlord and Tenant are parties to that certain Master Lease and Security Agreement dated as of April 26, 2018, as amended by that certain Amendment No. 1 to Master Lease and Security Agreement effective as of September 1, 2018, that certain Amendment No. 2 to Master Lease and Security Agreement dated as of April 22, 2019 (“Amendment No. 2”) and that certain Amendment No. 3 to Master Lease and Security Agreement dated as of May 1, 2019 (as the same has been amended and as it may be hereafter amended, amended and restated, supplemented, replaced or extended from time to time, the “Master Lease”); and

B.Landlord and Tenant wish to amend the Master Lease by amending and restating Exhibit A to Amendment No. 2 as set forth herein.

    NOW, THEREFORE, in consideration of the foregoing Recitals, which by this reference are incorporated herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:
1.Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Master Lease.

2.Amendments to Amendment No. 2. Exhibit A to Amendment No. 2 is hereby amended and restated by replacing such Exhibit with Exhibit A attached hereto.

3.Miscellaneous.

3.1.    Integrated Agreement; Modifications; Waivers. This Amendment, and the Master Lease as amended hereby, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Amendment, any representation, warranty, promise or condition not specifically set forth in this Amendment.

3.2.    Sealed Writing. The parties acknowledge and agree that the Master Lease, as amended by this Amendment, is intended to be a sealed instrument and to comply with Virginia Code Sections

55-2 and 11-3, and shall be interpreted as if the words “this deed of Lease” were included in the body of the Master Lease.

3.3.    Effect of Amendment. Except as expressly modified in this Amendment, the Master Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto, and Tenant shall lease the Facilities (as modified by this Amendment) from Landlord on the terms set forth in the Master Lease (as modified by this Amendment). In the event of any inconsistencies between the terms of this Amendment and any terms of the Master Lease with respect to the subject matter hereof, the terms of this Amendment shall control.

3.4.    Counterparts. This Amendment may be executed and delivered (including by facsimile or Portable Document Format (pdf) transmission) in counterparts, all of which executed counterparts shall together constitute a single document. Signature pages may be detached from the counterparts and attached to a single copy of this document to physically form one document. Any such facsimile documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on the parties hereto.

[Signature Pages to Follow]

IN WITNESS WHEREOF, this Amendment has been executed by Landlord and Tenant as of the date first written above.

TENANT:
BLC-THE HALLMARK, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-KENWOOD OF LAKE VIEW, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BROOKDALE SENIOR LIVING COMMUNITIES, INC. a Delaware corporation (f/k/a Alterra Healthcare Corporation and Alternative Living Services, Inc.)

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

ACKNOWLEDGEMENT

STATE OF WISCONSIN        )
) :ss.:
COUNTY OF MILWAUKEE        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Brookdale Senior Living Communities, Inc., a Delaware corporation (“Company”), by Eric Hoaglund, its V.P., which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Milwaukee, WIS, this 26th day of SEPT, 2019.

(SEAL)                        /s/ Tara L. Fox
Notary Public

Print Name:    Tara L. Fox
My commission expires: 11/6/2020
Acting in the County of: Milwaukee

BLC-GABLES AT FARMINGTON, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-DEVONSHIRE OF HOFFMAN ESTATES, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-SPRINGS AT EAST MESA, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-RIVER BAY CLUB, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-WOODSIDE TERRACE, L.P., a Delaware limited partnership

By: BLC-Woodside Terrace, LLC, a Delaware limited liability company, its general partner

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

BLC-ATRIUM AT SAN JOSE, L.P., a Delaware limited partnership

By: BLC-Atrium at San Jose, LLC, a Delaware
limited liability company, its general partner

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

BLC-BROOKDALE PLACE OF SAN MARCOS, L.P., a Delaware limited partnership

By: BLC-Brookdale Place of San Marcos, LLC, a
Delaware limited liability company, its general
partner

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

BLC-PONCE DE LEON, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-PARK PLACE, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-HAWTHORNE LAKES, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-THE WILLOWS, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BLC-BRENDENWOOD, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President

BLC-CHATFIELD, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BROOKDALE LIVING COMMUNITIES OF FLORIDA, INC. a Delaware corporation By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-DNC, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
BROOKDALE LIVING COMMUNITIES OF ILLINOIS-GV, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
SW ASSISTED LIVING, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
SUMMERVILLE AT FAIRWOOD MANOR, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
SUMMERVILLE AT HERITAGE PLACE, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
SUMMERVILLE 5 LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President

SUMMERVILLE 4 LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
SUMMERVILLE 14 LLC, a Delaware limited liability company

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

SUMMERVILLE 15 LLC, a Delaware limited liability company

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

SUMMERVILLE 16 LLC, a Delaware limited liability company

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

SUMMERVILLE 17 LLC, a Delaware limited liability company

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

SUMMERVILLE AT RIDGEWOOD GARDENS LLC, a Delaware limited liability company

By: /s/ Eric W. Hoaglund
Name: Eric W. Hoaglund
Title: Vice President

ALS PROPERTIES TENANT I, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
ACKNOWLEDGEMENT

STATE OF WISCONSIN        )
) :ss.:
COUNTY OF MILWAUKEE        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Properties Tenant I, LLC, a Delaware corporation (“Company”), by Eric Hoaglund, its V.P., which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Milwaukee, WIS, this 26th day of SEPT, 2019.

(SEAL)                        /s/ Tara L. Fox
Notary Public

Print Name:    Tara L. Fox
My commission expires: 11/6/2020
Acting in the County of: Milwaukee

ALS PROPERTIES TENANT II, LLC, a Delaware limited liability company By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
ALS LEASING, INC., a Delaware corporation By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President
ACKNOWLEDGEMENT

STATE OF WISCONSIN        )
) :ss.:
COUNTY OF MILWAUKEE        )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared ALS Leasing, Inc., a Delaware corporation (“Company”), by Eric Hoaglund, its V.P., which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Milwaukee, WIS, this 26th day of SEPT, 2019.

(SEAL)                        /s/ Tara L. Fox
Notary Public

Print Name:    Tara L. Fox
My commission expires: 11/6/2020
Acting in the County of: Milwaukee

ASSISTED LIVING PROPERTIES, INC., a Kansas corporation By: /s/ Eric W. Hoaglund Name: Eric W. Hoaglund Title: Vice President

LANDLORD:
VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By: Ventas, Inc., a Delaware corporation, its general partner

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Senior Vice President and Chief Tax Officer

PSLT-ALS PROPERTIES I, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

ACKNOWLEDGEMENT

STATE OF Kentucky            )
) :ss.:
COUNTY OF Jefferson            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Ventas Provident, LLC, a Delaware limited liability company (“Company”), the sole member of PSLT GP, LLC, the general partner of PSLT OP, L.P., the sole member of PSLT-ALS Properties Holdings, LLC, the sole member of PSLT-ALS Properties I, LLC, by Brian K. Wood, its Vice President & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 25 day of September, 2019.

(SEAL)                        /s/ Adrienne Riley
Notary Public

Print Name:    Adrienne Riley
My commission expires: 01/17/2021
Acting in the County of: Jefferson

PSLT-ALS PROPERTIES II, LLC, a Delaware limited liability company
By: PSLT-ALS Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

PSLT-ALS PROPERTIES IV, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

ACKNOWLEDGEMENT

STATE OF Kentucky            )
) :ss.:
COUNTY OF Jefferson            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared PSLT-ALS PROPERTIES III, LLC, a Delaware limited liability company (“Company”), which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 25 day of September, 2019.

(SEAL)                        /s/ Adrienne Riley
Notary Public

Print Name:    Adrienne Riley
My commission expires: 01/17/2021
Acting in the County of: Jefferson

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-2960, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-HV, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Manager

RIVER OAKS PARTNERS, an Illinois general partnership
By: Brookdale Holdings, LLC, its managing partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF MINNESOTA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF CONNECTICUT, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
PSLT-BLC PROPERTIES HOLDINGS, LLC, a Delaware limited liability company
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

THE PONDS OF PEMBROKE LIMITED PARTNERSHIP, an Illinois general partnership
By: Brookdale Holdings, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF ARIZONA-EM, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF MASSACHUSETTS-RB, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA-RC, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF CALIFORNIA, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BLC OF CALIFORNIA-SAN MARCOS, L.P., a Delaware limited partnership
By: Brookdale Living Communities of California-San Marcos, LLC, its general partner
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF WASHINGTON-PP, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF ILLINOIS-II, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF NEW JERSEY, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

BROOKDALE LIVING COMMUNITIES OF FLORIDA-CL, LLC, a Delaware limited liability company
By: PSLT-BLC Properties Holdings, LLC, its sole member
By: PSLT OP, L.P., its sole member
By: PSLT GP, LLC, its general partner
By: Ventas Provident, LLC, its sole member

By: /s/ Brian K. Wood
Name: Brian K. Wood
Title: Vice President & Treasurer

NATIONWIDE HEALTH PROPERTIES, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
ACKNOWLEDGEMENT

STATE OF Kentucky            )
) :ss.:
COUNTY OF Jefferson            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared Nationwide Health Properties, LLC, a Delaware limited liability company (“Company”), by Brian K. Wood, its Vice President & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 25 day of September, 2019.

(SEAL)                        /s/ Adrienne Riley
Notary Public

Print Name:    Adrienne Riley
My commission expires: 01/17/2021
Acting in the County of: Jefferson

2010 UNION LIMITED PARTNERSHIP, a Washington limited partnership By: Nationwide Health Properties, LLC, its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership By: MLD Texas Corporation, its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
MLD PROPERTIES, INC., a Delaware corporation By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
JER/NHP SENIOR LIVING ACQUISITION, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

ACKNOWLEDGEMENT

STATE OF Kentucky            )
) :ss.:
COUNTY OF Jefferson            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared JER/NHP Senior Living Acquisition, LLC, a Delaware limited liability company (“Company”), by Brian K. Wood, its Vice President & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 25 day of September, 2019.

(SEAL)                        /s/ Adrienne Riley
Notary Public

Print Name:    Adrienne Riley
My commission expires: 01/17/2021
Acting in the County of: Jefferson

JER/NHP SENIOR LIVING KANSAS, INC., a Kansas corporation By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
JER/NHP SENIOR LIVING TEXAS, L.P., a Texas limited partnership By: JER/NHP Management Texas, LLC, its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
MLD PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership By: MLD Properties II, Inc., its general partner By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

NHP MCCLAIN, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
ACKNOWLEDGEMENT

STATE OF Kentucky            )
) :ss.:
COUNTY OF Jefferson            )

Before me, the undersigned, a Notary Public in and for said County and State, personally appeared NHP MCCLAIN, LLC, a Delaware limited liability company (“Company”), by Brian K. Wood, its Vice President & Treasurer, which Company executed the foregoing instrument, who acknowledged that she/he did sign the foregoing instrument for and on behalf of the Company, being thereunto duly authorized and that the same is her/his free act and deed individually and in said capacity and the free and deed of the Company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Louisville, Kentucky, this 25 day of September, 2019.

(SEAL)                        /s/ Adrienne Riley
Notary Public

Print Name:    Adrienne Riley
My commission expires: 01/17/2021
Acting in the County of: Jefferson

VENTAS FAIRWOOD, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
VENTAS FRAMINGHAM, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
VENTAS WHITEHALL ESTATES, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer
VTR-EMRTS HOLDINGS, LLC, a Delaware limited liability company By: /s/ Brian K. Wood Name: Brian K. Wood Title: Vice President & Treasurer

CONSENT AND REAFFIRMATION OF GUARANTOR
THIS CONSENT AND REAFFIRMATION OF GUARANTOR (this “Reaffirmation”) is entered into concurrently with and is attached to and hereby made a part of Amendment No. 4 to Lease dated as of September 26, 2019 (the “Lease Amendment”) between Landlord and Tenant (both, as defined therein).
BROOKDALE SENIOR LIVING INC., a Delaware corporation (“Guarantor”) executed and delivered that certain Guaranty dated as of April 26, 2018 (the “Guaranty”), pursuant to which Guarantor guarantied for the benefit of Landlord, the obligations of Tenant under the Lease.
FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Guarantor hereby acknowledges, reaffirms and agrees:
1.Capitalized terms used but not defined in this Reaffirmation shall have the same meanings for purposes of this Reaffirmation as provided in or for purposes of the Lease Amendment.

2.Guarantor hereby (i) acknowledges and consents to the Lease Amendment, (ii) reaffirms its obligations under the Guaranty with respect to the Lease as amended by the Lease Amendment, and (iii) confirms that the Guaranty remains in full force and effect.

3.Although Guarantor has been informed of the terms of the Lease Amendment, Guarantor understands and agrees that Landlord has no duty to so notify it or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transactions, past or future.

Guarantor has executed this Consent and Reaffirmation of Guarantor effective as of the Amendment Date.
GUARANTOR:
BROOKDALE SENIOR LIVING INC.,
a Delaware corporation

By:    /s/ Eric W. Hoaglund
Name:    Eric W. Hoaglund
Title:    Vice President

Exhibit A

Requested Landlord Funded Upgrade Expenditures (Subject Properties)

[***]